497(e)
                                                                      333-127445

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AXA Equitable Life Insurance Company

SUPPLEMENT DATED SEPTEMBER 18, 2006 TO THE STATEMENT OF ADDITIONAL ("SAI") TO THE AXA EQUITABLE RETIREMENT INCOME FOR LIFE(SM) PROSPECTUS DATED MAY 1, 2006.

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This Supplement modifies certain information in the above referenced Statement of Additional Information ("SAI") dated May 1, 2006. You should read this Supplement in conjunction with the SAI and retain it for future reference. Unless otherwise indicated, all other information included in the SAI remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the SAI.

The second and third sentences of the first paragraph on the cover page of the SAI are replaced with the following:

It should be read in conjunction with your AXA Equitable Retirement Income for Life(SM) Prospectus dated May 1, 2006 or September 18, 2006. The Prospectus provides detailed information concerning the contracts and the variable investment options that fund the contracts.

















                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

                                                                          x01413